UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2023, ContraFect Corporation, a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 128,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), (ii) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase up to 2,372,000 shares of Common Stock, and (iii) a private placement warrant (the “Private Warrant”) to purchase up to 5,000,000 shares of Common Stock. The Shares, Pre-Funded Warrant and Private Warrant were sold on a combined basis for consideration equating to $4.00 for one Share and a Private Warrant to purchase two underlying shares of Common Stock (or in lieu thereof, $3.9999 for a Pre-Funded Warrant to purchase one underlying share of Common Stock and a Private Warrant to purchase two underlying shares of Common Stock). The exercise price of the Pre-Funded Warrant was $0.0001 per underlying share. The exercise price of the Private Warrant was $4.00 per underlying share.

The Shares and the Pre-Funded Warrant were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-246359) and a related prospectus supplement filed with the Securities and Exchange Commission (the “Registered Direct Offering”). The Private Warrant was sold in a concurrent private placement (the “Private Placement”), exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

The Pre-Funded Warrant is immediately exercisable and may be exercised at any time until the Pre-Funded Warrant is exercised in full, subject to the Beneficial Ownership Limitation (as described below).

The Private Warrant is immediately exercisable and will expire on March 2, 2028. The Private Warrant contains standard adjustments to the exercise price including for stock splits, stock dividends, rights offerings and pro rata distributions. The Private Warrant also includes certain rights upon “fundamental transactions” (as described in the Private Warrant), including the right of the holders thereof to receive from the Company or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of Common Stock in such fundamental transaction in the amount of the Black Scholes value (as described in the Private Warrant) of the unexercised portion of the Private Warrant on the date of the consummation of such fundamental transaction.

The Pre-Funded Warrant includes cashless exercise rights at all times, and the Private Warrant includes cashless exercise rights to the extent the shares of Common Stock underlying the Private Warrant are not registered under the Securities Act.

Under the terms of the Pre-Funded Warrant and Private Warrant, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% (in the case of the Pre-Funded Warrant) and 4.99% (in the case of the Private Warrant) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (the “Beneficial Ownership Limitation”).

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement and the Private Warrant is incorporated by reference into this Item 3.02 in its entirety. Based in part upon the representations of the Purchaser in the Purchase Agreement, the offering and sale of the Private Warrant will be exempt from registration under Section 4(a)(2)

of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The sales of the Private Warrant and the shares of Common Stock issuable upon exercise of the Private Warrant by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and the Private Warrant and the shares of Common Stock issuable upon exercise of the Private Warrant may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of such securities will not involve a public offering and will be made without general solicitation or general advertising. In the Purchase Agreement, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Item 8.01. Other Events.

On February 28, 2023, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement described above in Item 1.01.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the consummation of the offering, the terms of the offering, the satisfaction of customary closing conditions with respect to the offering and the anticipated amount of net proceeds from the offering. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation: the uncertainties related to market conditions or for other reasons; the risk that the offering will not be consummated; the amount of and use of net proceeds from the offering may differ from the Company’s current expectations; the Company has incurred significant losses since its inception and may never achieve profitability; the Company’s recurring losses from operations could raise substantial doubt regarding its ability to continue as a going concern; the Company has no product revenues; the Company’s short operating history; the Company’s need for substantial additional funding; the Company may be required to suspend or discontinue clinical trials due to adverse side effects or other safety risks; clinical trials of the Company’s product candidates are subject to delays, which could result in increased costs and jeopardize its ability to obtain regulatory approval and commence product sales as currently contemplated; the Company’s ability to attract and retain qualified personnel, and changes in management; difficulties in managing the Company’s growth; and the important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022 and its other filings with the SEC for the offering. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement, dated as of February 28, 2023, between ContraFect Corporation and Maxim Group LLC

4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Common Stock Purchase Warrant

5.1	Opinion of Latham & Watkins LLP

10.1	Securities Purchase Agreement, dated as of February 28, 2023, by and between ContraFect Corporation and the Purchaser

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

99.1	Press Release of ContraFect Corporation, dated February 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: March 2, 2023	By:	/s/ Michael Messinger
Name: Michael Messinger Title: Chief Financial Officer